EX 99.2 Delek US Holdings, Inc. Third Quarter 2018 Earnings Call November 7, 2018

Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; future crude slates; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; crude oil throughput; crude oil market trends, including production, quality, pricing, imports, exports and transportation costs; light production from shale plays and Permian growth; differentials including increases, trends and the impact thereof on crack spreads and refineries; pipeline takeaway capacity and projects related thereto; refinery complexity, configurations, utilization, crude oil slate flexibility, capacities, equipment limits and margins; the ability to unlock value, and the estimated savings from the Alon USA Energy, Inc. (“ALJ”) and Alon USA Partners LP (“ALDW”) transactions; the ability to add flexibility and increase margin potential at the Krotz Springs refinery; improved product netbacks; our ability to complete the alkylation project at Krotz Springs successfully or at all and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; divestiture of non-core assets and matters pertaining thereto; increased capacity on the Paline Pipeline and the impacts and benefits therefrom; retail growth and the opportunities and value derived therefrom; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom; and access to crude oil and the benefits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: risks and uncertainties related to the ability to successfully integrate the businesses of Delek US, ALJ and ALDW; the risks that the combined company may be unable to achieve cost-cutting synergies, or it may take longer than expected to achieve those synergies; uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability to close the pipeline joint venture, obtain commitments and construct the pipeline; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of adjusted earnings per share (“adjusted EPS”), earnings before interest, taxes, depreciation and amortization ("EBITDA"), adjusted EBITDA and free cash flow provide useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. Adjusted EPS, EBITDA, adjusted EBITDA and free cash flow should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Adjusted EPS, EBITDA, adjusted EBITDA and free cash flow have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because adjusted EPS, EBITDA, adjusted EBITDA and free cash flow may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of adjusted EPS, EBITDA, adjusted EBITDA and free cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. 2

3Q18 Highlights Segment Contribution Margin • Strong performance in 3Q18 $400 319.5 $300 180.1 • Reported diluted EPS of $2.03 and adjusted EPS $2.02 $200 43.1 $100 30.9 13.5 15.3 • Net Income of $179.8 million and adjusted EBITDA $0 $310.6 million ($100) (24.3)(17.2) Refining Logistics Retail Corporate, Other • Improved results in all segments on year over 3Q17 3Q18 year basis • Refining drove the increase as it benefited from crude oil differentials Capital Expenditures by Segment • Logistics increased primarily due to the Big Spring $60 drop down 47.6 51.1 $50 • Retail improvement primarily due to higher fuel $40 30.2 margins $30 $20 10.6 6.5 $10 3.8 2.9 1.9 • Annualized Adjusted ROCE 14.0% $0 Refining Logistics Retail Corporate, Other 3Q17 3Q18 1) See slide 12-13 for a reconciliation of adjusted EBITDA to net income. 2) Annualized Adjusted ROCE formula includes annualized adjusted net income based on 3Q18 results divided by net debt plus shareholder equity. 3

3Q18 Highlights – Cash Flow • Strong cash flow generation in 3Q18 Total Consolidated Cash Flows supported investment in the business 1,600 and returning cash to shareholders 367.9 1,400 • Operating cash flow from continuing ops $367.9 million (182.4) 1,200 • Capex and investments $85.5 million 1,132.8 (85.5) 1,109.1 (113.1) (7.4) (3.2) • Free cash flow $282.4 million (1) supported: 1,000 • Total shareholder distributions $113.1 million 800 • Includes $92.1 million through repurchases 600 • Reduction of consolidated net debt 400 • Balance sheet provides financial flexibility 200 0 • Net cash position of $4.8 million excluding 6/30/2018 Cash Operating Cash Net Debt Cash Capital Return of Capital Net Other 9/30/2018 Cash DKL cash/debt Balance Flow from Repayment Expenditures to Shareholders Distributions to Balance Continuing Ops and Investments Noncontrolling Interests 1) Free cash flow defined as net cash from operating activities less cash capital expenditures and investments. 4

Delek's Capital Allocation Framework

Balance the following objectives using a rigorous and disciplined capital allocation program to create long-term value for our shareholders:

- **Invest:** Capital allocation program focuses on safety, maintenance, and reliability as priority
- **Grow:** Maintain financial strength and flexibility to support firm's strategic objectives
- **Return cash to shareholders:** Maintain a competitive dividend and opportunistically repurchase DK shares

Non-Discretionary

Sustaining & Regulatory Capex

- Approximately $130 million sustaining capex/yr
- Between $50-$60 million per turnaround
  - Each year next 4 years
- Critical for safe and reliable operations
- Various amounts for regulatory capex

Dividend

- Committed to competitive dividend consistent with growth company profile
- Target mid-point of peer group
- Level that can be maintained through the cycle

Discretionary

Growth Capex

- 25% IRR for >$5mm projects at Refining; <$5mm is 50% IRR
- >15% IRR minimum hurdle rate for Retail projects, dependent on size
- >15% IRR hurdle rate for stable cash flow Logistics projects

Cash Returns to Shareholders

- Share repurchases opportunistic based on alternative investment opportunities and relative valuations

Acquisitions

- Evaluate accretive opportunities as they arise vs. alternative uses of cash

Deleveraging

- Continue to optimize the balance sheet
- Opportunistically repay DK debt when FCF supports it
- $150mm convert paid in Sept

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Krotz Springs Refinery- Alkylation Project • Alkylation unit with 6,000 bpd capacity Change in Yields, in 000 bpd • Approx. $113.0 million estimated capital costs with $82.0 million spent as of Gasoline Diesel/Jet Heavy Oils Other 8.7 September 30, 2018 11.1 8.0 8.0 • Improves refinery flexibility 22.2 • Converts lower priced isobutane into 22.2 higher value alkylate • Enables multiple summer grades of 38.4 44.0 gasoline to be produced • Increases octane to produce premium gasoline Base Alky • Ability to access local markets Gulf Coast CBOB 7.8 – Isobutane Spread $1.40 • Estimated project returns $1.23 $1.21 • Estimated annual EBITDA(1) $45-$50 million $1.20 $0.97 $0.94 • 42.8% IRR and 2.3 year payout at $50 $1.00 $0.90 $0.85 $0.84 $0.86 million EBITDA $0.69 $0.80 $0.65 $0.69 $0.71 • Driven by the conversion/reduces $0.61 $0.60 dependency on crack spread environment for project return $0.40 Spread, per gallon per Spread, • Economics based on 95 cents/gallon spread $0.20 between CBOB 7.8 and isobutane $0.00 • Sensitivity: each 10 cents/gallon change in (2) spread equals $3.2 million EBITDA change CBOB - Isobutane Base Line Economics 1) Please see slide 14 for a reconciliation of forecasted net income to forecasted EBITDA. 6 2) 2019 Isobutane spread as November 1, 2018.

Growing Midstream - Big Spring Gathering System Delek US’ Gathering Helps Control Crude Oil Quality and Costs into Refineries • 250-mile gathering system, 300Kbpd • Allows Delek to get closer to wellhead throughput capacity to control crude oil quality and cost • Currently more than 200,000 • Provides improvement in refining dedicated acres performance and cost structure • Points of origin: Howard, Borden, Martin and Midland counties • Expected annualized EBITDA benefit • 60 tank battery connections • $40 to $50 million by 2022 (1) • Total terminal storage of 650K bbls • Connection to Delek US’ Big • Potential future dropdown to DKL once Spring, TX terminal fully ramped • Expected total capital cost: $205 million 1) Includes benefit from quality uplift for refineries. We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. 7

Guidance 4Q18 Guidance Low High Total Crude Throughput 275,000 285,000 Realized Midland-Cushing Discount, $/bbl $10.00 $10.50 Consolidated Operating Expenses, $ in millions $160.0 $170.0 Consolidated G&A, $ in millions $64.0 $69.0 Consolidated Depreciation and Amort., $ in millions $50.0 $52.0 Net interest expense, $ in millions $29.0 $31.0 Effective Tax Rate 21% 24% Capital expenditures, $ in millions $ 90.0 $ 100.0 2018 Capital Expenditures $ in millions Refining $ 192 Logistics 12 Retail 12 Corporate/Other 89 Total $ 305 8

Significant Cash Returns to Shareholders

Focus on returning cash to shareholders while maintaining financial strength

- **Target competitive dividend level for a growth company that can be supported through a cycle**
  - Announced a 1 cent dividend increase to $0.26/qtr
  - 2Q18 increased regular dividend by 25% to $0.25/qtr[1]
  - Follows a 1Q18 increased regular dividend by 33% to $0.20/qtr[1]
- **Opportunistically repurchase shares with excess cash**
  - Announced a $500 million share repurchase authorization
    - Expecting to repurchase $150 million in 4Q18
      - In addition to $7.9 million based on settlement date in early October.
- **Expected to return approximately $445.0 million of cash to shareholder for FY2018, or ~14% of current market capitalization [4]**

Cash to Shareholders [2][3]



$25.0
$25.0
$115.3
$37.8
$92.1
$21.0
$157.9
$21.3
2H17
1H18
3Q18
4Q18E
Dividend
Share Repurchases

1) Quarterly dividends mentioned are quarterly dividends per share declared in referenced periods.
2) Based on company filings from Q1 2018 through Q3 2018. Share repurchases are based on settlement date.
3) Share repurchase based on Delek US announcement on 11/7/18. This plan does not have an expiration date.
4) Based on market capitalization on November 5, 2018.

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Questions and Answers Significant Organic Focus on Long-Term Growth / Margin Shareholder Returns Improvement Opportunities An Integrated and Permian Focused Diversified Refining, Financial Flexibility Refining System Logistics and Marketing Company Complementary Logistics Systems

Non-GAAP Reconciliations of Adjusted Net Income Three Months Ended September 30, Reconciliation of U.S. GAAP Net Income (Loss) per share to Adjusted Net 2018 2017 Income (Loss) per share (Unaudited) Reported income (loss) per share $2.03 $1.29 Adjustments, after tax (per share) Net inventory valuation (gain) - (0.09) Asset write offs - 0.01 Adjusted unrealized hedging (gain) loss (0.06) 0.03 Inventory fair value adjustment - 0.23 Transaction related expenses 0.02 0.15 Gain on remeasurement of equity method investment in Alon - (1.48) Tax Cuts and Jobs Act adjustment benefit (0.01) - Deferred tax write-off - 0.58 Discontinued operations (income) loss (0.01) 0.05 Total adjustments (0.06) (0.52) Adjustment for economic benefit of note hedge related to senior 0.05 - convertible notes Adjusted net income (loss) per share $2.02 $0.77 Shares used in computing Non-GAAP dilutive effect of convertible debt: Diluted 89,021,260 81,245,405 Less: Adjustment for economic benefit of note hedge related to Senior 2,176,140 - Convertible Notes Non-GAAP Adjusted Diluted Share Count 86,845,120 81,245,405 11

Non-GAAP Reconciliations of Adjusted EBITDA Three Months Ended September 30, Reconciliation of Net Income (Loss) to Adjusted EBITDA 2018 2017 (Unaudited) Reported net income (loss) attributable to Delek $ 179.8 $ 104.4 Add: Interest expense, net 29.8 33.2 Loss on extinguishment of debt 0.1 Income tax expense (benefit) - continuing operations 51.0 133.5 Depreciation and amortization 49.2 46.9 EBITDA $ 309.9 $ 318.0 Adjustments Net inventory valuation (gain) loss (0.1) (12.0) Asset write offs - 0.7 Adjusted unrealized hedging (gain) loss (7.1) 4.4 Inventory fair value adjustment - 33.2 Transaction related expenses 1.9 18.4 Gain on remeasurement of equity method investment in Alon - (190.1) Discontinued operations loss, net of tax (0.5) 4.1 Non controlling interest (income) 6.5 10.0 Total adjustments $ 0.7 $ (131.3) Adjusted EBITDA $ 310.6 $ 186.7 12

Non-GAAP Reconciliation of Potential Alkylation Project EBITDA(1) Reconcilation of Forecast U.S. GAAP Net Income (Loss) to Forecast EBITDA for Alkylation Project ($ in millions) Forecasted Range Forecasted Net Income $ 24.1 $ 27.3 Add: Interest expense, net - - Income tax expense 14.0 15.8 Depreciation and amortization 6.9 6.9 Forecasted EBITDA $ 45.0 $ 50.0 1) Based on projected range of potential future performance from the alkylation unit project at Krotz Springs. Amounts of EBITDA, net income and timing will vary. Actual amounts will be based on timing of completion, performance of the project and market conditions. 13